UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 19, 2022

INTERNATIONAL FLAVORS & FRAGRANCES INC.

(Exact Name of Registrant as Specified in its Charter)

New York	1-4858	13-1432060
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

521 West 57th Street New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 765-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value 12 1/2 cents per share	IFF	New York Stock Exchange
1.75% Senior Notes due 2024	IFF 24	New York Stock Exchange
1.800% Senior Notes due 2026	IFF 26	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 13, 2022, in connection with the effectiveness of new Securities and Exchange Commission (the “SEC”) rules regarding universal proxy cards and a periodic review of the bylaws of International Flavors & Fragrances Inc. (the “Company”), the Company’s board of directors (the “Board”) adopted amended and restated bylaws (as amended, the “Bylaws”), effective immediately. The amendments effected by the Bylaws are intended principally to add procedural and informational requirements for shareholders that intend to use the SEC’s Rule 14a-19 (“Universal Proxy Rule”) promulgated under the Securities Exchange Act of 1934, as amended. In connection with stockholder nominations of directors and stockholder submissions of proposals regarding other business at annual meetings of stockholders, the Bylaws require shareholders to provide additional background information and disclosures and to make certain representations to the Company, certify compliance with the Universal Proxy Rule (if applicable), and update disclosures included in a shareholder’s notice of nominations so that they are accurate as of the shareholder meeting record date and as of ten (10) business days prior to the shareholder meeting. The Bylaws also require that proposed nominees make themselves available for and submit to interviews by the Board or any Board committee within ten (10) days following the date of a request and require that a shareholder directly or indirectly soliciting proxies from other shareholders must use a proxy card color other than white.. The amendments also make various other updates, including ministerial and conforming changes.

The foregoing summary of the amendments effected by the Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Bylaws, which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Amended and Restated Bylaws of International Flavors & Fragrances Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL FLAVORS & FRAGRANCES INC.

By:	/s/ Jennifer Johnson
Name:	Jennifer Johnson
Title:	Executive Vice President, General Counsel and Corporate Secretary

Date: December 19, 2022